Consolidated Statement of Operations (Unaudited)

                                                                        Three Months Ended
                                                        ----------------------------------------------------
                                                             June 30, 2001                 July 1, 2000
                                                        -----------------------      -----------------------
(In thousands except per share amounts)                  Reported  Adjusted (a)       Reported  Adjusted (a)
------------------------------------------------------------------------------------------------------------

Revenues                                                 $542,472      $542,472       $579,950      $579,950
                                                         --------      --------       --------      --------
Costs and Operating Expenses:
   Cost of revenues                                       304,410       291,133        313,701       313,701
   Selling, general, and administrative expenses          143,623       143,623        156,321       156,321
   Amortization of goodwill and other intangibles          11,875        11,875         10,650        10,650
   Research and development expenses                       44,706        44,706         46,102        46,102
   Restructuring and other unusual costs (income), net     23,693             -         (1,594)            -
                                                         --------      --------       --------      --------
                                                          528,307       491,337        525,180       526,774
                                                         --------      --------       --------      --------

Operating Income                                           14,165        51,135         54,770        53,176
Interest Income                                            16,397        16,397          7,926         7,926
Interest Expense                                          (19,154)      (19,154)       (21,728)      (21,728)
Other Income, Net                                           2,609         2,609          3,052         3,132
                                                         --------      --------       --------      --------

Income from Continuing Operations Before Provision for
   Income Taxes and Minority Interest                      14,017        50,987         44,020        42,506
Provision for Income Taxes                                  5,411        19,681         17,840        16,979
Minority Interest Expense (Income)                           (817)          (45)         4,482         4,440
                                                         --------      --------       --------      --------

Income from Continuing Operations                           9,423        31,351         21,698        21,087
Income from Discontinued Operations (net of income
  tax provision and minority interest of $2,751)                -             -          2,557             -
Gain on Disposal of Discontinued Operations (net of
  income tax provision of $17,259)                         15,560             -              -             -
                                                         --------      --------       --------      --------

Net Income                                               $ 24,983      $ 31,351       $ 24,255      $ 21,087
                                                         ========      ========       ========      ========

Earnings per Share from Continuing Operations:
    Basic                                                $    .05      $    .17       $    .14      $    .14
                                                         ========      ========       ========      ========
    Diluted                                              $    .05      $    .17       $    .13      $    .13
                                                         ========      ========       ========      ========

Earnings per Share:
    Basic                                                $    .14      $    .17       $    .16      $    .14
                                                         ========      ========       ========      ========
    Diluted                                              $    .14      $    .17       $    .15      $    .13
                                                         ========      ========       ========      ========

Diluted Cash Operating Earnings per Share (b)                             $ .23                     $    .18
                                                                       ========                     ========

Weighted Average Shares:
    Basic                                                 181,628       181,628        156,018       156,018
                                                         ========      ========       ========      ========
    Diluted                                               185,056       185,532        157,767       157,767
                                                         ========      ========       ========      ========

(a) Excludes restructuring and unusual items and results of discontinued operations.
(b) Excludes items from (a) and amortization of goodwill and other intangibles, net of tax and minority interest, of $10,639,000 and $8,258,000 in the three months ended June 30, 2001, and July 1, 2000, respectively.


Segment Data (Unaudited) (c)

                                                                                      Three Months Ended
                                                                                 ---------------------------
(In thousands except percentage amounts)                                         June 30, 2001  July 1, 2000
------------------------------------------------------------------------------------------------------------

Life Sciences
  Revenues                                                                            $202,583      $190,490
                                                                                      --------      --------
  Operating Income                                                                      25,006        24,292
                                                                                      --------      --------
  Operating Income Margin                                                                12.3%         12.8%
                                                                                      --------      --------

  Cash Operating Income Margin                                                           15.2%         15.0%
                                                                                      --------      --------

Optical Technologies
  Revenues                                                                            $129,133      $108,696
                                                                                      --------      --------
  Operating Income                                                                      10,758         7,587
                                                                                      --------      --------
  Operating Income Margin                                                                 8.3%          7.0%
                                                                                      --------      --------

  Cash Operating Income Margin                                                            9.8%          8.2%
                                                                                      --------      --------

Measurement and Control
  Revenues                                                                            $215,293      $285,091
                                                                                      --------      --------
  Operating Income                                                                      24,792        28,965
                                                                                      --------      --------
  Operating Income Margin                                                                11.5%         10.2%
                                                                                      --------      --------

  Cash Operating Income Margin                                                           13.5%         11.8%
                                                                                      --------      --------

Consolidated (including corporate costs)
  Revenues                                                                            $542,472      $579,950
                                                                                      --------      --------
  Operating Income                                                                      51,135        53,176
                                                                                      --------      --------
  Operating Income Margin                                                                 9.4%          9.2%
                                                                                      --------      --------

  Cash Operating Income Margin                                                           11.6%         11.0%
                                                                                      --------      --------

(c ) Operating income and operating income margins as stated exclude restructuring and unusual items. Cash operating income margins as stated exclude restructuring and unusual items, and amortization of goodwill and other intangibles.

